================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (Date of earliest event reported)
                                 April 12, 2006

                                  PRO-DEX, INC.
             (Exact name of registrant as specified in its charter)

            COLORADO                    0-14942                84-1261240
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)       Identification Number)

                            151 East Columbine Avenue
                           Santa Ana, California 92707
                    (Address of Principal Executive Offices)

                                 (714) 241-4411
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 17, 2006, the Company issued a press release disclosing, among other things, that the Company completed its third quarter with an open order backlog of more than $10 million, including over $9 million deliverable within the next 12 months. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On April 12, 2006, the Company accepted the resignation of Patrick Johnson as the Company's Chief Executive Officer. Mr. Jeff Ritchey, the Company's Chief Financial Officer, will serve as interim Chief Executive Officer as well as continuing his duties as Chief Financial Officer, Treasurer and Secretary. Mr. Ritchey, age 43, joined the Company's Micro Motors subsidiary as Controller in August 2001 and assumed the Chief Financial Officer position in July 2002 and Secretary position in October 2003. Mr. Ritchey's previous experience includes serving as the Controller and Finance Director of Tycom Corporation from 1997 to 2001, and corporate and operational positions at Hughes Electronics and DIRECTV (subsidiaries of General Motors) from 1990 to 1997. Mr. Ritchey received B. S. degrees in Economics and Finance and a M.S. degree in Finance from the University of Arizona and is a Chartered Financial Analyst ("CFA") charterholder.

Mr. Johnson will remain with the company as its Executive Vice President and Chief Business Development Officer. He also remains on the Company's Board of Directors.

The Board has formed an executive search committee to oversee the search for a successor Chief Executive Officer. The Company has no plans to make any additional executive leadership changes at this time.


ITEM 7.01   REGULATION FD DISCLOSURE

On April 12, 2006, the Company determined that it does not expect to meet previously provided guidance for its fiscal year ending June 30, 2006.

For the fiscal year ending June 30, 2006 the Company expects to report revenues of $15,000,000 to $17,000,000 and earnings per share of $0.11 to $0.13. Previous guidance was: revenues of $16,000,000 to $18,000,000 and earnings per share of $0.17 to $0.19.

The principal reason for the revised guidance is delays in the engineering and shipping of next generation production orders originally expected to be shipped this fiscal year. The Company believes that the issues have been defined and are being adequately addressed. The delayed orders are expected to ship in the first and second quarters of the next fiscal year.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits.


            Exhibit No.       Description
            ------------      --------------------------------------------------
            Exhibit 99.1      Press Release dated April 17, 2006 concerning
                              resignation of Patrick Johnson as Chief Executive
                              Officer and financial guidance.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2006                                 PRO-DEX, INC.


                                                     By: /s/ Jeff Ritchey
                                                         -----------------------
                                                         Jeff Ritchey
                                                         Chief Executive Officer

                                INDEX TO EXHIBITS

    EXHIBIT
    NUMBER        DESCRIPTION
 -----------      --------------------------------------------------------------
     99.1         Press Release dated April 17, 2006 concerning resignation of
                  Patrick Johnson as Chief Executive Officer and guidance.